UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9696 Bonita Beach Rd, Suite 208, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01	Other Events.

On July 31, 2024, Innovative Food Holdings, Inc. (the “Company”) issued a press release announcing that it has been selected to present at the ninth annual MicroCap Leadership Summit (the “Summit”) on Thursday, August 1, 2024 at the Coeur d’Alene Resort in Coeur d’Alene, Idaho. At the Summit, the Company intends to give a presentation on its plan for financial growth.

The full text of the press release and the presentation are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The investor presentation will also be posted on the the Company’s website (ww.ivfh.com).

The information furnished under this Item 8.01 and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements and information relating to the Company that are based on the current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company. Such statements, including those related to the Company’s growth plans, reflect the current views of the Company with respect to future events and are subject to certain assumptions, including those described in this report. Should one or more of these underlying assumptions prove incorrect, actual results may vary materially from those described herein, which include words such as “should,” “could,” “will,” “anticipate,” “believe,” “intend,” “plan,” “might,” “potentially” “targeting” or “expect”, or similar expressions. Additional factors that could also cause actual results to differ materially relate to current conditions and expected future developments, international crises, environmental and economic issues and other risk factors described in the Company’s public filings. As a result, readers are cautioned not to place undue reliance on these forward-looking statements and should understand that these statements are not guarantees of performance or results and that there are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from those expressed in these statements, including, among others: economic factors affecting consumer confidence and discretionary spending; cost inflation/deflation and commodity volatility; competition; reliance on third party suppliers and interruption of product supply or increases in product costs; changes in the Company’s relationships with vendors and customers. The Company does not intend to update these forward-looking statements.

For a detailed discussion of these risks, uncertainties and other factors that could cause the Company’s actual results to differ materially from those anticipated or expressed in any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”). Additional risks and uncertainties are discussed from time to time in current, quarterly and annual reports filed by the Company with the SEC, which are available on the SEC’s website at https://www.sec.gov/.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Press Release, dated July 31, 2024
99.2	Investor Presentation of the Company, dated August 1, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: August 1, 2024
By: /s/ Robert William Bennett Robert William Bennett
Chief Executive Officer and Director (Principal Executive Officer)